                                                                    EXHIBIT 99.3












                             CHLOR-ALKALI BUSINESS
                                      AND
                       GAS-FIRED CO-GENERATION OPERATIONS
                              (ACQUIRED BUSINESS)


            COMBINED STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 1996

                     AND THE SIX MONTHS ENDED JUNE 30, 1997

                               TABLE OF CONTENTS






                                                                 Page
                                                                 ----
            - Report of Independent Accountants                   3

            - Combined Statements                                 4

            - Notes to the Combined Statements                    6

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Rhone-Poulenc Chimie S.A. and LaRoche Industries, Inc.:



         We have audited the accompanying combined statement of assets and liabilities of the Rhone-Poulenc Chimie S.A. chlor-alkali manufacturing facility and Pont de Claix gas-fired co-generation facility included in the Acquired Business as defined in note 1, and the related combined statement of direct revenues and operating expenses for the 12-month period ended December 31, 1996. These combined statements are the responsibility of Rhone-Poulenc Chimie S.A.'s management. Our responsibility is to express an opinion on these combined statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statements. We believe that our audit provides a reasonable basis for our opinion.

         The combined statements referred to above have been prepared from the records maintained by Rhone-Poulenc Chimie S.A. and are not intended to be a complete presentation of Rhone-Poulenc Chimie S.A.'s chlor-alkali manufacturing and gas-fired co-generation facilities' financial position, results of operations or cash flows. These statements may not necessarily be indicative of the financial position or results of operations had the chlor-alkali manufacturing and gas-fired co-generation activities included in the Acquired Business as defined in note 1 to these combined statements been operated on a stand-alone basis. As described in note 2 to these combined statements, certain amounts recorded in the combined statements correspond to allocations derived from items applicable to Rhone-Poulenc Chimie S.A. as a whole.

         In our opinion, the combined statements referred to above present fairly, in all material respects, the combined statement of assets and liabilities of the Rhone-Poulenc Chimie S.A. chlor-alkali manufacturing facility and Pont de Claix gas-fired co-generation facility included in the Acquired Business as defined in note 1, and the related combined statement of direct revenues and operating expenses for the 12-month period ended December 31, 1996, in accordance with accounting principles generally accepted in the United States of America.

Paris, France, October 14, 1997                       COOPERS & LYBRAND AUDIT


                                                      /s/ Benoit Pinoche
                                                      -----------------------
                                                          Benoit Pinoche
                                                              Partner

                  COMBINED STATEMENT OF ASSETS AND LIABILITIES






                                                                    NOTE      DECEMBER 31,                       JUNE 30,
                                                                    ----      ------------                       --------
                                                                                 1996                              1997
                                                                                 ----                              ----
                                                                           (IN FRF THOUSANDS)               (IN FRF THOUSANDS)
                                                                                                               (UNAUDITED)
ASSETS

Inventories                                                           4             33 147                          30 438

Prepaid expenses and other current assets                             5             13 063                          13 529

Financial assets                                                      6              3 517                           3 957

Property, plant and equipment                                         7            212 772                         204 174

Intangible assets                                                     8                178                             170
                                                                            --------------                    ------------
TOTAL ASSETS                                                                       262 677                         252 268
                                                                            --------------                    ------------

LIABILITIES

Current liabilities                                                   9             11 742                          13 548

Long-term debt                                                        10           179 690                         178 691

Provision for supplementary pension and retirement indemnities        11            15 513                          16 135

Other long-term liabilities                                           12             7 425                           9 039

Minority interests                                                    13            19 467                          19 045
                                                                              ------------                    ------------
TOTAL LIABILITIES                                                                  233 837                         236 458
                                                                              ------------                    ------------

                                                                              ------------                    ------------
NET ASSETS                                                                          28 840                          15 810
                                                                              ============                    ============














    The accompanying notes are an integral part of these combined statements

          COMBINED STATEMENT OF DIRECT REVENUES AND OPERATING EXPENSES


                                                                                      TWELVE MONTHS              SIX MONTHS
                                                                                          ENDED                     ENDED
                                                                                       DECEMBER 31,               JUNE 30,
                                                                        NOTE               1996                     1997
                                                                        ----               ----                     ----
                                                                                    (IN FRF THOUSANDS)       (IN FRF THOUSANDS)
                                                                                                                 (UNAUDITED)
Net sales                                                                 14              703 066                    357 709
Cost of goods sold (including depreciation for FRF 36 097 thousand
  and FRF 16 638 thousand, respectively)                              15, 18             (590 821)                  (322 809)
GROSS PROFIT                                                                              112 245                     34 900
Selling, general and administrative expenses                              16              (36 610)                   (16 238)
Research and development costs                                            17               (6 342)                    (2 980)
Minority interests                                                        13                    0                          0
                                                                                          =======                    =======
EXCESS OF DIRECT REVENUES OVER OPERATING EXPENSES                                          69 293                     15 682
                                                                                          =======                    =======



   The accompanying notes are an integral part of these combined statements

                        NOTES TO THE COMBINED STATEMENTS


1 - ORGANIZATION AND OPERATIONS

         The combined statement have been prepared for the purposes of the acquisition of the Rhone-Poulenc Chimie S.A. (a wholly-owned subsidiary of Rhone-Poulenc S.A.) chlor-alkali manufacturing facility and part of the Pont de Claix gas-fired co-generation facility ("the Acquisition") by LaRoche Industries Inc. ("LaRoche"). The description of the chlor-alkali business is provided in the Stock Purchase Agreement dated August 1, 1997, and in the Contribution Agreement dated July 29, 1997, and the description of the gas-fired co-generation operations is provided in the Contribution Agreement dated July 29, 1997.

         LaRoche is considering acquiring from Rhone-Poulenc Chimie S.A. 50% of the share capital of ChlorAlp S.A.S. ("ChlorAlp") which will operate certain French chlor-alkali businesses of Rhone-Poulenc Chimie S.A. located at the Pont de Claix plant site (chlor-alkali facilities), the Elf Atochem St. Fons plant (bleach facilities) and the Hauterives site (brine mine). ChlorAlp will own a 60% interest in Cevco G.I.E. ("Cevco"), the company which operates the Pont de Claix gas-fired co-generation facility.

         The Acquired Business corresponds to the combination of the activity to be operated by ChlorAlp and 60% of the operations to be managed by Cevco.

         As a result of the Acquisition, the combined chlor-alkali Business in France and the gas-fired co-generation operations referred to as the Acquired Business include the following activities:


                                    [CHART]


    The accompanying notes are an integral part of these combined statements

2 - BASIS OF PRESENTATION

          The accompanying combined statements of assets and liabilities as of December 31, 1996 and direct revenues and operating expenses for the period from January 1, 1996 through December 31, 1996 are not intended to be a complete presentation of Rhone-Poulenc Chimie S.A.'s chlor-alkali and gas-fired co-generation facilities' financial position, results of operations or cash flows.

          The combined statements of the Acquired Business have been prepared based on the following:

        - the accounts of the Acquired Business have been carved out from the historical accounts of the chlor-alkali activity and the gas-fired co-generation operations as generated by Rhone-Poulenc Chimie S.A.'s accounting system;

        - the functional currency is the French franc;

        - all amounts included in these combined statements are reported in French francs.

          These combined statements have been carved out according to the following principles:

        - the statement of assets and liabilities includes assets and liabilities such as described in the Contribution Agreements dated July 29, 1997, at historical cost; as a result, it does not include all assets and liabilities that could have been directly associated with the Acquired Business. In particular, no data regarding trade receivables or trade payables are included since such amounts are integrated within the Rhone-Poulenc Chimie S.A. system;

        - the statement of direct revenues and operating expenses includes revenues and expenses associated with the Acquired Business;

        - the statement of direct revenues and operating expenses includes costs allocated to the combined chlor-alkali business and the gas-fired co-generation operations by Rhone-Poulenc Chimie S.A.'s cost allocation system. This statement does not reflect some indirect expenses which are not allocated from Rhone-Poulenc Chimie S.A. such as income taxes or interest expenses;

        - in accordance with the Rhone-Poulenc Chimie S.A. cost accounting procedures, no selling, general and administrative expenses are currently allocated to the gas-fired co-generation operations in the statement of direct revenues and operating expenses of the Acquired Business.




    The accompanying notes are an integral part of these combined statements

         Management believes that all carve out assumptions and allocation methodologies utilized in preparing the combined statements are reasonable. However, theses combined statements may not necessarily reflect the results and financial position that would have been derived had the combined entities operated together independently of Rhone-Poulenc. For example, research and development costs and general and administrative expenses incurred through the use of Rhone-Poulenc's resources might have been different if the Acquired Business were not a component of Rhone-Poulenc. The Acquired Business also potentially benefited from purchasing and services (i.e. insurance) arrangements made through Rhone-Poulenc's centralized structure.

         Management is not able to quantify the impact on the historical results of the Acquired Business for the disclosed periods if the Acquired Business had been operated independently.

         All significant transactions between combined companies have been eliminated.

         The combined statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A)  PROPERTY, PLANT AND EQUIPMENT

    Depreciation is calculated on a straight-line basis over the estimated useful lives of the respective assets as determined by Rhone-Poulenc's management.

    The principal useful lives employed are:

         Buildings                           10-40 years
         Machinery and equipment
         -  machines and installations        5-15 years
         -  transportation equipment          4-20 years
         -  other equipment                   3-15 years
         -  furniture                         8-15 years

    Routine maintenance, repairs and replacement costs are charged against current operations. At scheduled intervals, a complete shutdown and inspection of the Pont de Claix facilities are conducted. Estimated costs for such major turnarounds are accrued through charges to expense over the period between shutdowns.




   The accompanying notes are an integral part of these combined statements

B)  INVENTORIES

    Inventories and work-in-progress are valued at the lower of average cost or replacement value (for goods purchased from third parties), or manufacturing cost (for goods manufactured) without exceeding their net realizable value. Purchase prices generally correspond to weighted average costs which, given the rate of inventory turnover, reflect the last known prices as of the date of the statement of assets and liabilities.


C)  RESEARCH AND DEVELOPMENT COSTS

    Research and development costs are recorded as expenses in the year in which they are incurred. Some of these costs relate to specific chlor-alkali projects, others are allocated from Rhone-Poulenc's general research project costs.


D)  SUPPLEMENTARY PENSION AND RETIREMENT INDEMNITIES

    Some employees of Pont de Claix should become employees of the Acquired Business. Supplementary pension and retirement indemnities for these employees have been identified and accrued in the combined statements.


E)  REVENUE RECOGNITION

    The Acquired Business recognizes revenue at the point of shipment of the products to the customer. Costs and related expenses to manufacture the Acquired Business's products are recorded in cost of sales when the related revenue is recognized.


4 - INVENTORIES

    The components of inventories are as follows:

                                                      DECEMBER 31,                    JUNE 30,
                                                      ------------                    --------
                                                          1996                          1997
                                                          ----                          ----
                                                                                     (UNAUDITED)
                        (IN FRF MILLIONS)
                        -----------------
           Raw materials                                     14.1                       14.0
           Finished products and work-in-process              6.6                        4.2
           Spare parts                                       19.2                       18.9
           Less: valuation allowances                        (6.8)                      (6.7)
                                                          -------                    -------
           NET INVENTORIES                                   33.1                       30.4
                                                          =======                    =======


5 - PREPAID EXPENSES AND OTHER CURRENT ASSETS

    Other current assets consist mainly of prepaid expenses related to the operating lease for some of the gas-fired co-generation turbines.

    The accompanying notes are an integral part of these combined statements

6 - FINANCIAL ASSETS

    Financial assets consist mainly of an interest-free loan amounting to FRF
3.5 million, repayable in 10 years to the "Caisse Interprofessionnelle du Logement" (CIL). The loan has been funded in accordance with French tax regulations.


7 - PROPERTY, PLANT AND EQUIPMENT

    Property, plant and equipment can be analyzed as follows:

                                                      DECEMBER 31,                        JUNE 30,
                                                      -----------                         --------
                                                         1996                               1997
                                                         ----                               ----
                                                                                         (UNAUDITED)
                      (IN FRF MILLIONS)
                       ---------------
              Land                                        1.3                               1.3
              Buildings                                  45.0                              45.4
              Equipment                                 909.9                             909.6
              Buildings and equipment in progress        14.0                              22.8
                                                       ------                            ------
              TOTAL GROSS BOOK VALUE                    970.2                             979.1
                                                       ------                            ------
              Less: accumulated depreciation           (757.5)                           (774.9)
                                                       ======                            ======
              NET                                       212.7                             204.2
                                                       ======                            ======


8 - INTANGIBLE ASSETS

    Intangible assets are linked to the Hauterives brine mine permit. For legal reasons, until the permit has been effectively transferred to the Acquired Business, the mine will continue to be operated administratively by Compagnie Industrielle et Miniere ("CIM"), a wholly-owned subsidiary of Rhone-Poulenc Participations S.A. (a wholly-owned subsidiary of Rhone-Poulenc S.A.). The corresponding permit amounts to FRF 178 thousand in the combined statements of assets and liabilities of the Acquired Business.


9 - OTHER CURRENT LIABILITIES

    Other current liabilities consist mainly of costs related to the staff to be transferred to the Acquired Business (vacations, etc.). About 175 employees are to be transferred to ChlorAlp and 51 to Cevco. The statement of assets and liabilities does not include accrued social security taxes. Such accrued liabilities will not be assumed by the Acquired Business at the date of transfer.



The accompanying notes notes are an integral part of these combined statements

10 - LONG-TERM DEBT

     Long-term debt to be contributed can be analyzed as follows:

                                                            DECEMBER 31,                        JUNE 30,
                                                            ------------                        --------
                                                                1996                              1997
                                                                ----                              ----
                                                                                               (UNAUDITED)
                          (IN FRF MILLIONS)
                           ---------------
               Rhone-Poulenc Participations advance            156.0                           156.0
               Elf Atochem loan                                 23.7                            22.7
                                                               -----                           -----
               TOTAL                                           179.7                           178.7
                                                               =====                           =====

     The Rhone-Poulenc Participations S.A. advance consists of an 8.60% interest-bearing advance repayable within 3 months following the lender's request. The level of this advance has been agreed upon by both parties and is specified in the Contribution Agreement dated July 29, 1997.

     The Elf Atochem 6% interest-bearing loan has been used to fund Rhone-Poulenc Chimie S.A.'s investments in the Hauterives brine mine. The loan is repayable over the remaining useful life of equipment purchased.

     The combined statement of direct revenues and operating expenses does not include interest expense on long-term debt.


11 - PROVISION FOR SUPPLEMENTARY PENSION AND RETIREMENT INDEMNITIES

     Supplementary pension and retirement indemnities relate only to the transferred employees of the Pont de Claix site. In particular provisions related to employees not transferred and indirectly participating in the operations of the Acquired Business remain at the Rhone-Poulenc Chimie S.A. level.

     An actuarial evaluation of commitments was performed in accordance with FASB 87. The commitments are not funded. Significant actuarial assumptions include:

          - Turnover assumptions for current personnel, together with mortality and salary progression assumptions;

          - An assumed retirement age of 60 to 65 years and service period carrying entitlement to retirement benefits at the full rate;

          - A discount rate used to determine the present value of the future benefit obligation. The rate used was 7.5%.


    The accompanying notes are an integral part of these combined statements

     The valuation of pension costs for the Acquired Business is shown in the table below:

                                     (IN FRF MILLIONS)                                           DECEMBER 31,
                                      ---------------                                            ------------
                                                                                                    1996
                                                                                                    ----
                  Vested benefits                                                                   0.0
                  Non-vested benefits                                                              15.8
                  -------------------------------------------------------------------------------------
                  Accumulated benefit obligation                                                   15.8
                  -------------------------------------------------------------------------------------
                  Effect of projected salary increases                                              4.7
                  -------------------------------------------------------------------------------------
                  Projected benefit obligation                                                     20.5
                  Plan asset                                                                        0.0
                  Adjustment required to recognize minimum liability                                6.9
                  Unamortized amount resulting from unrecognized net actuarial
                  losses                                                                          (11.9)
                  -------------------------------------------------------------------------------------
                  Short and long term liability                                                    15.5
                  -------------------------------------------------------------------------------------
                  The periodic pension cost comprise the following items:
                  Benefits earned during the year                                                   0.7
                  Interest cost on projected benefit obligation                                     1.2
                  Net amortization and other deferral                                               1.0
                  -------------------------------------------------------------------------------------
                  Net pension expense                                                               2.9
                  -------------------------------------------------------------------------------------


12 - OTHER LONG-TERM LIABILITIES

     Other long-term liabilities consist primarily of provisions for the cost of the maintenance shutdown at the Pont de Claix site. Inspection shutdown are scheduled every two to three years and the next is to occur in June 1998.


13 - MINORITY INTERESTS

     Minority interests represent Rhone-Poulenc Chimie S.A.'s 40% interest in Cevco G.I.E.. On historical basis, the operations to be managed by Cevco had no net income.


14 - NET SALES

     The net sales of the Acquired Business can be analyzed as follows:

                                                             TWELVE MONTHS             SIX MONTHS
                                                                 ENDED                   ENDED
                                                             DECEMBER 31,               JUNE 30,
                                                                 1996                     1997
                                                                 ----                     ----
                                                           (IN FRF MILLIONS)        (IN FRF MILLIONS)
                                                            ---------------          ---------------
                                                                                       (UNAUDITED)
                    Sales before transporation costs              755.5                    390.8
                    Transportation costs                          (52.5)                   (33.0)
                                                                 ------                   ------
                    Net sales                                     703.0                    357.8
                                                                 ------                   ------


                    Sales in France                               682.7                    348.2

                    Expert sales                                   20.3                      9.6
                                                                 ------                   ------
                    Total                                         703.0                    357.8
                                                                 ------                   ------



   The accompanying notes are an integral part of these combined statements

     Sales by the Acquired Business to Rhone-Poulenc Group companies were as follows:

                                                               TWELVE MONTHS                  SIX MONTHS
                                                                  ENDED                         ENDED
                                                                DECEMBER 31,                   JUNE 30,
                                                                   1996                          1997
                                                                   ----                          ----
                                                              (IN FRF MILLIONS)            (IN FRF MILLIONS)
                                                               ---------------              ---------------
                                                                                              (UNAUDITED)
               RP Chimie                                            296.1                        150.9
               RP Agro                                               55.1                         26.4
               RP Animal Nutrition                                   46.6                         14.9
               Other                                                 51.4                         18.1
                                                                    -----                        -----
               Total                                                449.2                        210.3
                                                                    -----                        -----
               including sales with related parties with no margin  204.7                        112.6


In particular, the Acquired Business sells chlorine and hydrogen to the TDI (Toluene di-isocyanate) activity of Rhone-Poulenc Chimie S.A. with no margin. All transactions between Cevco and Rhone-Poulenc Chimie S.A. are valued at cost.

     Analysis of the Acquired Business's net sales by product is as follows:

                                                               TWELVE MONTHS              SIX MONTHS
                                                                   ENDED                     ENDED
                                                                 DECEMBER 31,               JUNE 30,
                                                                    1996                      1997
                                                                    ----                      ----
                                                              (IN FRF MILLIONS)         (IN FRF MILLIONS)
                                                               ---------------           ---------------
                                                                                           (UNAUDITED)
               CHLORALP

               Caustic                                               302.7                     127.8
               Chlorine                                              172.8                     101.4
               Bleach                                                 22.6                      13.4
               Other Chlor Alp products                               49.5                      25.5
                                                                     -----                     -----
               SUB-TOTAL                                             547.6                     268.1
                                                                     -----                     -----
               CEVCO

               Electricity                                            97.9                      64.3
               Steam                                                  54.2                      23.5
               Other Cevco's products                                  3.3                       1.8
                                                                     -----                     -----
               SUBTOTAL                                              155.4                      89.6
                                                                     -----                     -----

               TOTAL                                                 703.0                     357.7
                                                                     =====                     =====
               including trading activities                           38.7                      12.1





     The trading activity relates primarily to the following:

          - Sales of the bleach produced at the Rhone-Poulenc Biochimie plant site located in Elbeuf. These facilities closed down in 1996 and the associated production volumes should be transferred to St. Fons. The Acquired Business sold the chlorine used for bleach production purposes to Elbeuf in 1996;

          - Sales of mercury caustic purchased from Elf Atochem and Solvay. The Acquired Business also supplies electrolysis caustic to these companies.

    The accompanying notes are an integral part of these combined statements

15.  COST OF GOODS SOLD

     Cost of sales can be analyzed as follows:

                                                               TWELVE MONTHS                 SIX MONTHS
                                                                   ENDED                       ENDED
                                                                DECEMBER 31,                  JUNE 30,
                                                                   1996                         1997
                                                                   ----                         ----
                                                             (IN FRF MILLIONS)            (IN FRF MILLIONS)
                                                              ---------------              ---------------
                                                                                             (UNAUDITED)
               Proportional cost of sales and packaging           (306.7)                      (165.8)
               Non proportional cost of sales                     (245.7)                      (138.6)
               Depreciation (note 18)                              (36.1)                       (16.6)
               Other production costs                               (2.3)                        (1.8)
                                                                  ------                       ------
               Total                                              (590.8)                      (322.8)
                                                                  ------                       ------

     Proportional cost corresponds primarily to raw materials costs included in Pont de Claix's production costs, mainly gas, electricity and brine.

     Steam and electricity at the Pont de Claix site are said to be supplied by Cevco. A portion of this electricity is sold to Electricite De France. The valuation of the steam and electricity produced by the Acquired Business is based on the following:

          - the production cost of the energy generated by the gas-fired co-generation facility is calculated by the Rhone-Poulenc Chimie S.A. cost accounting system;

          - the margin related to the sale of electricity to Electricite De France is consistently shared by all electricity- and steam-consuming activities at the Pont de Claix site (including the chlor-alkali activity).

     Non-proportional cost corresponds primarily to manufacturing labor costs, other production expenses (i.e. routine maintenance) and taxes (i.e. business tax). Supplementary pension and retirement indemnities related to transferred employees are included in non-proportional cost of sales. Non-proportional cost also includes profit-sharing costs. With the exception of labor costs directly related to the chlor-alkali activity, most of indirect non-proportional production cost corresponds to an allocation of such expenses for the Pont de Claix, St. Fons and Hauterives sites. For example, administrative expenses ("CSU") for the Pont de Claix site are shared among businesses using an allocation key based on direct labor and maintenance expenses included in cost of sales; the corresponding portion of CSU allocated to the Acquired Business amounted to FRF 30 million as of December 31, 1996. As the gas-fired co-generation operations are not considered to be an integral business by Rhone-Poulenc Chimie S.A. for accounting purposes, no CSU are allocated to Cevco's products ranges.

     Other production costs concern primarily insurance expenses and studies performed in connection with production investments at the sites.



    The accompanying notes are an integral part of these combined statements

16 - SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

     Selling, general and administrative expenses can be analyzed as follows:

                                                   TWELVE MONTHS                     SIX MONTHS
                                                      ENDED                            ENDED
                                                   DECEMBER 31,                       JUNE 30,
                                                       1996                             1997
                                                       ----                             ----
                                                (IN FRF MILLIONS)                (IN FRF MILLIONS)
                                                 ---------------                  ---------------
                                                                                     (UNAUDITED)
               Headquarters expenses                   (6.6)                            (4.4)
               Allocated administrative expenses      (16.6)                            (6.3)
               Logistics expenses                     (14.1)                            (5.3)
               Other expenses                           0.7                             (0.3)
                                                      -----                            -----
               TOTAL                                  (36.6)                           (16.3)
                                                      -----                            -----

     Headquarters expenses represent primarily the salaries of headquarters employees directly assigned to the chlor-alkali activity including expenses related to the business manager, sales manager, marketing manager and management controller.

     In Rhone-Poulenc's organizational structure, allocated administrative expenses correspond to Rhone-Poulenc Chimie S.A.'s share of such expenses, including central services, general management, legal, taxes, human resources, communications and strategy. The allocation of these expenses is based primarily on non-proportional cost of sales for the activity or actual consumption.

     Logistics expenses represent storage costs and costs related to freight cars.

     As the gas-fired co-generation operations are not considered to be an integral business by Rhone-Poulenc Chimie S.A. for accounting purposes, no selling, general and administrative expenses are allocated to Cevco's products ranges.

17 - RESEARCH AND DEVELOPMENT

     The Acquired Business does not have its own R&D department and therefore uses resources made available by Rhone-Poulenc. R&D expenses were as follows:


                                         TWELVE MONTHS                         SIX MONTHS
                                            ENDED                                ENDED
                                          DECEMBER 31,                          JUNE 30,
                                             1996                                 1997
                                             ----                                 ----
                                      (IN FRF MILLIONS)                    (IN FRF MILLIONS)
                                       ---------------                      ---------------
                                                                              (UNAUDITED)
          Direct R&D costs                   (6.3)                                (3.0)

     Direct R&D costs represent primarily research costs invoiced by Rhone-Poulenc related to projects specifically concerning chlor-alkali production output.


    The accompanying notes are an integral part of these combined statements

18 - DEPRECIATION

     Depreciation included in the value of finished products represents historical depreciation allowances related to manufacturing plant at the Pont de Claix site, as well as depreciation allowances related to the fixed assets to be contributed to the chlor-alkali activity at other sites (i.e. St. Fons and Hauterives).


19 - OPERATING LEASES

     Future minimum lease payments under the operating lease covering some gas-fired co-generation turbines are estimated as follows:


                    YEAR                (IN FRF MILLIONS)
                    ----                 ---------------
                    1997                     29.9
                    1998                     30.7
                    1999                     31.6
                    2000                     32.6
                    Thereafter              109.2
                                            -----
                    TOTAL                   234.0
                                            -----









   The accompanying notes are an integral part of these combined statements